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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 15, 1999 on Consolidated Capital of North America, Inc. included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-50273).


                                            /s/ Arthur Andersen, LLP

Los Angeles, California
April 15, 1999